EMPLOYMENT  AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of the 5th day of May, 2010 by and between Twin Air Calypso Limited, Inc. a Florida corporation (referred to hereinafter as "Employer"), and Clayton I. Gamber (referred to hereinafter as "Employee").

     RECITALS:

     WHEREAS, Employer desires to employ Employee, and Employee desires to be employed by Employer; and

     WHEREAS, Employer and Employee desire to set forth the terms and conditions of Employee's employment with Employer;

     AGREEMENTS:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by each of Employer and Employee, each of Employer and Employee hereby agrees as follows:

     1.   Employment.  Employer  hereby  employs  Employee,  and Employee hereby
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accepts  such  employment,  subject  in  both cases to the terms, provisions and conditions hereinafter stated. Employer agrees to provide Employee with all initial specialized training necessary for Employee to perform Employee's duties hereunder. Moreover, Employer agrees to provide Employee with all Confidential Information (as defined hereinafter) necessary for Employee to perform such duties.

     2.   Title of Employee.  Employee shall have the title of President of Twin
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Air  Calypso  Limited,  Inc.

     3.   Duties of Employee.  Employee shall have such duties as are consistent
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with  the  titles  indicated  in  Section  2  above.

     4.   Time Devoted and Exclusivity.  Employee shall devote all of Employee's
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business  time  and attention to performing Employee's duties hereunder.  During the term of this Agreement, Employee agrees to work exclusively for Employer and to provide the type of services for which Employer is employing Employee to no person other than Employer.

     5.   Standard  of  Performance.  In  providing Employee's duties hereunder,
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Employee  shall  use reasonable, and Employee's best, efforts, and shall perform such duties in a competent, professional and good workman-like manner of the highest caliber.

     6.   Compensation  and  Benefits.
          ---------------------------

     (a) As compensation for services rendered hereunder, Employee shall be paid a weekly salary of $1,250. Such salary shall be paid in accordance with Employer's payroll policies in effect from time to time.

     (b) Employee shall be entitled to participate in all plans that Employer establishes for the benefit of its employees; provided, however, Employee shall be entitled to participate in such plans only at the time
Employee meets the eligibility criteria established for the plan and shall receive benefits there under based on the terms of the plan. Employee's eligibility and benefit level shall be determined separately for each plan, and all determinations shall be made by the parties charged with responsibility for such determinations in the plan. Employer is under no obligation to establish any plan or plans to provide benefits for its employees, and this Section 7(d) shall not be interpreted to require the establishment of any benefit plan. The terms of any benefit plans existing, established, or provided hereafter do not constitute a part of this Agreement and are not incorporated herein for any purpose. Without any limitation on the preceding, Employee shall be entitled to the following benefits:

(i) Employer shall provide Employee with medical insurance appropriate for Employee's position and stature, to the extent available and to the extent that Employer does not maintain medical insurance generally; and

     (ii) Employee shall be entitled to four vacation weeks in each calendar year, subject to and on a basis consistent with Employer's policy.

     7.   Expense  Reimbursement.  Employer  shall reimburse Employee, from time
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to  time,  for  all  business  expenses with respect to which Employer has given prior written authorization for Employee to incur. To the extent that Employer has given general prior written authorization for Employee to incur expenses but has not given the specifics pertaining thereto, then in order for Employee to be reimbursed for such expenses, such expenses shall be actual, reasonable and necessary business expenses incurred by Employee on behalf of Employer, and Employee must present to Employer documentary evidence, such as a receipt or a paid bill, that states sufficient information to establish the amount, date, place, and the essential character of the expenditure for each such expenditure. No expenditure will be reimbursed pursuant hereto unless the expense is verified as provided above and approved by the President of Employer or such person designated by the President of Employer.

     8.   Term.  Subject  to  Section  9 below, the term of this Agreement shall
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begin  on  the  date  hereof  and  shall  continue  for the period of five years hereafter.


     9.  Termination.
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          (a)  For  Cause.  Employer  may, at its election, terminate Employee's
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employment  at  any  time  for  just  cause,  which  shall  include, without any limitations thereon, the following: (i) Employee shall have failed or refused to faithfully, diligently and competently perform the duties assigned to Employee under this Agreement or otherwise to have breached any term or provision contained herein; (ii) Employee shall be disabled or otherwise unable for whatever reason to fully perform Employee's duties hereunder for 60 consecutive days or for more than 120 days in any twelve-month period; (iii) Employee shall be guilty of fraud, dishonesty, or similar acts of misconduct; or
(iv) Employee shall be finally convicted of a felony or a misdemeanor involving moral turpitude. At any time after the occurrence of an event permitting Employer to terminate Employee's employment pursuant to this Section 9(a), Employer may elect for termination of Employee's employment by notifying
Employee as to Employer's election to terminate, and thereupon Employee's employment with Employer will terminate on the date specified in the notice or (if no date is specified) upon the delivery of the notice. Notwithstanding the preceding, upon any event permitting Employer to terminate Employee's employment pursuant to this Section 9(a) and in lieu of terminating Employee's employment, Employer may, with or without notice to Employee, suspend the performance of Employer's obligations under this Agreement (including, without limitation, Employer's obligations under Section 6), and while such an event has occurred and has not been cured, (x) Employer shall not be obligated to fulfill, but shall be relieved of, Employer's obligations under this Agreement (including, without limitation, Employer's obligations under Section 6), (y) such obligations shall not accrue, and (z) Employee shall forfeit all rights and remedies with respect thereto. Notwithstanding anything else contained herein, if Employer suspends any of its obligations to Employee pursuant to the preceding sentence, Employer may thereafter elect to terminate Employee's employment in accordance with the other provisions of this Section 9(a).

          (b)  Automatic.  The  term  of  this  Agreement  shall  automatically
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terminate  upon  Employee's  death.

          (c)  Effect.  Upon  termination  of  this  Agreement,  all  rights and
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obligations  under  this  Agreement  shall  cease  except  for  the  rights  and obligations under Section 10, 11, 12, 13 and 14 of this Agreement and the rights and obligations under Section 6 of this Agreement to the extent Employee had not been compensated for services performed prior to termination (Employee's salary to be pro rated for the portion of the pay period prior to termination).

     10.  Non-competition  Agreement.
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          (a)  Agreement.  In  consideration  of  and  ancillary  to  Employer's
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agreement  to  provide  initial  specialized  training  to Employee contained in
Section 1 above, for a period of one year after the expiration of this Agreement or the termination of this Agreement by Employer with just cause or Employee voluntarily (the "Restricted Period"), Employee shall not, directly or indirectly, acting alone or as a member of a partnership, or as an officer, director, shareholder, employee, consultant, or representative of any corporation or in any other capacity with any other business entity: (i) engage within the state of Florida (the "Restricted Area") in the non-scheduled charter airline business or the aircraft maintenance business (the "Restricted Businesses"); (ii) solicit, deal, negotiate, enter into an arrangement or contract, or attempt to do any of the foregoing, in any manner with respect to either of the Restricted Businesses in the Restricted Area with respect to any person that was a customer of Employer at any time during the two-year period prior to the date of expiration or termination, or attempt to cause any such person to not continue the business relationship that it has with Employer; or
(iii) induce or attempt to influence, directly or indirectly, any person employed by or under contract with Employer at the date of expiration or termination, to terminate his or her employment or contractual relationship with Employer.

          (b)  Permitted Exception.  Notwithstanding the foregoing provisions of
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this  section,  Employee  shall  be  permitted  to own up to five percent of the publicly traded securities, registered under Section 12 or 15(d) of the Securities Exchange Act of 1934, of any competitor of Employer.


          (c)  Reasonableness.  Employee  hereby  specifically  acknowledges and
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agrees  that  the  temporal and other restrictions contained in this section are reasonable and necessary to protect the business of Employer, and that the enforcement of the provisions of this section will not work an undue hardship on Employee.

          (d)  Reformation.  Employee  further  agrees  that in the event either
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the  length  of  time or any other restriction, or portion thereof, set forth in
Section 10(a) above is held to be overly restrictive and unenforceable in any court proceeding, the court may reduce or modify such restrictions to those which it deems reasonable and enforceable under the circumstances and the parties agree that the restrictions of Section 10(a) will remain in full force and effect as reduced or modified.

          (e)  Injunctive Relief.  Employee further agrees and acknowledges that
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Employer  does  not  have an adequate remedy at law for the breach or threatened breach by Employee of the covenants contained in this Section and Employee therefore specifically agrees that Employer, in addition to other remedies which may be available to it hereunder, may file a suit in equity to enjoin Employee from such breach or threatened breach.

          (f)  Severability.  Employee  further  agrees,  in  the event that any
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provision  of  Section 10(a) is held to be invalid or against public policy, the remaining provisions of Section 10(a) and the remainder of this Agreement shall not be affected thereby.

     11.  Confidentiality.
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          (a)     "Confidential Information" means and refers to information and materials belonging to Employer that are not generally known outside Employer, including, without limitation, customers and customer lists, pricing policies, operational procedures, sources of supply, methods, formulae, processes, software programs, hardware configurations, know-how, computer programs and access codes, technological information, information relating to the cost of its products and services, marketing strategies, financial statements and projections, and any other information which bears a logical relationship to the Confidential Information described above such that Employee knows or should logically conclude that Employer regards the information to be Confidential Information. Confidential Information shall not include any knowledge or information that Employee already knows as of the date of this Agreement, that is already known to the general public as of the date of this Agreement or that becomes known to the general public after the date of this Agreement through no breach of Employee's confidentiality obligations.

          (b) Employee hereby recognizes and acknowledges that Employee may receive information from, or may develop information on the behalf of, Employer Confidential Information. In consideration of and ancillary to Employer's agreement to provide Confidential Information to Employee contained in Section 1 above, Employee hereby agrees to maintain on a confidential basis all Confidential Information, and Employee agrees that Employee shall not, without the prior express written consent of Employer, use for Employee's or anyone else's benefit or disclose to any other person any Confidential Information, except in connection with Employee's work on behalf of Employer. Employee hereby acknowledges that, as between Employer and Employee, Employer has the complete, sole and full right, title and interest in and to the Confidential Information, and that Employee has no rights, expressed or implied, with respect to the foregoing other than those expressly provided for to the contrary in a writing signed by both Employer and Employee. Employee further agrees that Employee shall, immediately upon Employer's request, return to Employer all written Confidential Information and all writings regarding oral Confidential Information whether such writings were authorized or not. Employee hereby agrees that the confidentiality agreement provided for hereby shall last with respect to any Confidential Information for five years after such Confidential Information is disclosed by Employer to Employee or developed by Employee on behalf of Employer, as the case may be.

     12.  Property  of  Employer.  Employee  agrees that, upon the expiration or
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termination  of  Employee's  employment with Employer, Employee will immediately surrender to Employer all property, equipment, funds, lists, books, records, and other materials of Employer or any affiliate thereof in the possession of or provided to Employee.

     13.  Law  Governing.  THIS  AGREEMENT HAS BEEN ENTERED INTO IN THE STATE OF
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FLORIDA  AND  SHALL  BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE  STATE  OF  FLORIDA.

     14.  Notices.  Any  notice  or  request  herein required or permitted to be
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given  to  any party hereunder shall be given in writing and shall be personally delivered or sent to such party by prepaid mail at the address set forth below the signature of such party hereto or at such other address as such party may designate by written communication to the other party to this Agreement. Each notice given in accordance with this paragraph shall be deemed to have been given, if personally delivered, on the date personally delivered, or, if mailed, on the third day following the day on which it is deposited in the United States mail, certified or registered mail, return receipt requested, with postage prepaid.

     15.  Headings.  The  headings of the paragraphs of this Agreement have been
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inserted  for  convenience  of  reference  only  and shall in no way restrict or modify  any  of  the  terms  or  provisions  hereof.

     16.  Severability.  If  any  provision  of  this  Agreement  is  held to be
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illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     17.  Entire  Agreement.  This  Agreement  embodies the entire agreement and
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understanding  between  the  parties  hereto  with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to the subject matter hereof.

     18.  Binding  Effect.  This Agreement shall be binding upon and shall inure
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to  the  benefit of each party hereto and his, her or its respective successors, heirs, assign, and legal representatives, but neither this Agreement nor any rights hereunder may be assigned by any party hereto without the consent in writing of the other party.

     19.  Remedies.  No  remedy  conferred  by any of the specific provisions of
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this  Agreement  is  intended  to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver of the right to pursue other available remedies.

     IN WITNESS WHEREOF, the undersigned have set their hands hereunto as of the first date written above.

"EMPLOYER"                         "EMPLOYEE"

TWIN  AIR  CALYPSO  LIMITED,  INC.

By:_________________________________
____________________________________
                                        Clayton  I.  Gamber
Name:      Russell  Ivy
Address:_____________________________
Title:     Vice  President
                                        ____________________________________
Address:   3406  S.W.  9th  Avenue
           Fort  Lauderdale,  FL  33315
                                        ____________________________________